Exhibit 10.1

SIXTH AMENDMENT

TO
CREDIT AGREEMENT

Dated as of April 29, 2005

among

MERITAGE HOMES CORPORATION,
as the Borrower

GUARANTY BANK,
as Administrative Agent and Swing Line Lender,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

BANK OF AMERICA, N.A.,
as Documentation Agent

and

The Other Lenders Party Thereto

GUARANTY BANK,
as Joint Lead Arranger and Joint Book Manager

and

J. P. MORGAN SECURITIES, INC.,
as Joint Lead Arranger and Joint Bank Manager

SIXTH AMENDMENT TO CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of April 29, 2005, is entered into among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), GUARANTY BANK, as Administrative Agent and Swing Line Lender, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., as Documentation Agent.

BACKGROUND

     A. The Borrower, certain of the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 2003, that certain Second Amendment to Credit Agreement, dated as of December 3, 2003, that certain Third Amendment to Credit Agreement, dated as of April 20, 2004, that certain Fourth Amendment to Credit Agreement dated as of October 28, 2004, and that certain Fifth Amendment to Credit Agreement, dated as of December 23, 2004 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower has requested (i) certain amendments to the Credit Agreement and (ii) to add KeyBank, National Association (“KeyBank”) as a lender under the Credit Agreement.

     C. The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS.

     (a) The defined term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          “Applicable Rate” means the following percentages per annum:

			Eurodollar Rate;
Pricing		Commitment	all
Level	Leverage Ratio	Fee	Letters of Credit	Base Rate
1	Greater than 2.00 to 1	0.375%	2.000%	0.250%
2	Greater than 1.75 to 1 but less than or equal to 2.00 to 1	0.300%	1.800%	0.000%
3	Greater than 1.50 to 1 but less than or equal to 1.75 to 1	0.275%	1.700%	0.000%
4	Greater than 1.25 to 1 but less than or equal to 1.50 to 1	0.250%	1.600%	0.000%
5	Less than or equal to 1.25 to 1	0.225%	1.500%	0.000%

     Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that (x) if a Compliance Certificate is not delivered when due in accordance with such Section, or (y) there shall occur an Event of Default, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered or such Event of Default shall have occurred, as applicable. Thereafter, as to clause (x) above only, any decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered. In addition to the Leverage Ratio required above, in connection with a decrease in the Applicable Rate to Pricing Level 5, such decrease shall occur only if the Borrower shall have and maintain a Debt Rating of at least BB- by S&P and Ba3 by Moody’s. Thereafter, if Pricing Level 5 is in effect and a publicly announced downgrade in either Debt Rating shall occur, the Applicable Rate shall be increased to Pricing Level 4 effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate in effect from and after the Sixth Amendment Closing Date to but not including the first Business Day immediately following the date the first Compliance Certificate is delivered pursuant to Section 6.02(b) after the Sixth Amendment Closing Date shall be Pricing Level 3.

       (b) The defined term “Documentation Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

       “Documentation Agent” means Bank of America, N.A., in its capacity as documentation agent under any of the Loan Documents.

       (c) The defined term “Redeemable Stock” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

     “Redeemable Stock” means any Equity Interests of the Borrower or any of its Restricted Subsidiaries which prior to one month after the Scheduled Maturity Date is (a) mandatorily redeemable, (b) redeemable at the option of the holder thereof or (c) convertible into Indebtedness of the Borrower or any of its Restricted Subsidiaries.

       (d) The defined term “Scheduled Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

       “Scheduled Maturity Date” means May 3, 2009, as the same may be extended pursuant to Section 2.14

       (e) The defined term “Senior Note Indenture” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

       “Senior Note Indenture” means, collectively, (a) that certain Indenture, dated as of May 30, 2001, among the Borrower, the guarantors named therein, and Wells Fargo Bank, National Association, as Trustee, (b) that certain Indenture, dated as of April 21, 2004, among the Borrower, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee, and (c) that certain Indenture, dated as of March 10, 2005, among the Borrower, the guarantors named therein, and Wells Fargo Bank, National Association, as Trustee, in each case entered into with respect to the Senior Notes.

       (f) The defined term “Senior Notes” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

       “Senior Notes” means, collectively, (a) the 9-3/4% Senior Notes of the Borrower due 2011 in the original principal amount of $165,000,000, (b) the 7% Senior Notes of the Borrower due 2014 in the original principal amount of $130,000,000, and (c) the 6-1/4% Senior Notes of the Borrower due 2015 in the original principal amount of $350,000,000, in each case with any such amendments or modifications as permitted by Section 7.13, and any Refinancing Indebtedness in respect of the Senior Notes.

       (g) The defined term “Syndication Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

       “Syndication Agent” means JPMorgan Chase Bank, N.A., in its capacity as syndication agent under any of the Loan Documents.

       (h) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

       “Auditors” means a Registered Public Accounting Firm acceptable to the Required Lenders.

       “Exchange Act” means the Securities Exchange Act of 1934.

       “Internal Control Event” means a fraud that involves Senior Management who have a role in the Borrower’s “disclosure controls and procedures” or “internal controls over financial reporting”, in each case as described in Rule 13a-15 or Rule 15d-15 promulgated under the Exchange Act.

       “PCAOB” means the Public Company Accounting Oversight Board.

       “Registered Public Accounting Firm” means an accounting firm that (a) has registered with the PCAOB pursuant to the provisions of Section 102 of Sarbanes-Oxley and whose registration has not been withdrawn, terminated, revoked or suspended and (b) meets the “independence” requirements of Section 10A of the Exchange Act.

       “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

       “Securities Act” means the Securities Act of 1933.

       “Securities Laws” means the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

       “Senior Management” means any employee of the Borrower that is a Section 16 filer under the Exchange Act.

       “Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of April 29, 2005, among the Borrower, the Lenders party thereto and the Administrative Agent.

       “Sixth Amendment Closing Date” means April 29, 2005.

       (i) Section 1.03 of the Credit Agreement is hereby amended by adding a new clause (e) thereto to read as follows:

       (e) Notwithstanding anything in this Section 1.03 or elsewhere in this Agreement, the other Loan Documents, Issue No. 97-10 of the Emerging Issues Task Force of the Financial Accounting Standards Board, or FASB Interpretation No. 66 or 98 to the contrary, for purposes of calculating the financial ratios and covenants herein, the obligations of the Borrower and its Subsidiaries under the GMAC model home lease program as in effect as of December 31, 2004 shall not be (i) required to be accounted for as a sale-leaseback, (ii) treated as if it is a financing transaction, or (iii) otherwise reflected as a liability or credit on the Borrower’s balance sheet.

       (j) Section 2.03(a)(ii)(B) of the Credit Agreement is hereby amended to read as follows:

       (B) the expiry date of such requested Letter of Credit would occur more than thirty-six months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

       (k) The dollar amount of “$50,000,000” set forth in the fourth line of Section 2.15(a) of the Credit Agreement is hereby deleted and the dollar amount of “$200,000,000” is hereby inserted in lieu thereof.

       (l) Section 6.01(a) of the Credit Agreement is hereby amended to read as follows:

       (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries, a consolidated and consolidating balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by (i) a report with respect to the consolidated balance sheet of the Borrower and its Subsidiaries and related consolidated statements of income or operations, shareholders’ equity and cash flows and opinion of Auditors, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an attestation report of such Auditors as to the Borrower’s internal controls pursuant to Section 404 of Sarbanes-Oxley; and

       (m) Section 6.12 of the Credit Agreement is hereby amended by adding a new clause (c) thereto to read as follows:

       (c) Notwithstanding anything in this Section 6.12 or elsewhere in any Loan Document to the contrary, if any Subsidiary that is not a Guarantor shall be required to Guarantee any Public Indebtedness, then such Subsidiary, no later than 5 days after executing such Guarantee of Public Indebtedness, shall become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty and otherwise complying with the requirements of Section 6.12(a), whether or not such Subsidiary is a Restricted Subsidiary.

       (n) Section 7.03 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

       Notwithstanding anything in this Section 7.03 to the contrary, in no event shall the aggregate amount of Indebtedness guarantied by the Borrower and its Subsidiaries pursuant to Springing Guarantees exceed 50% of Consolidated Tangible Net Worth.

       (o) Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

       (a) Minimum Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $250,000,000 plus (b) an amount equal to 50% of Consolidated Net Income earned in each full fiscal quarter ending after December 31, 2004 (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to 75% of the aggregate increases in Consolidated Tangible Net Worth of the

Borrower and its Restricted Subsidiaries after December 31, 2004 by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Restricted Subsidiary (other than issuances to the Borrower or a wholly-owned Restricted Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests or other equity interests, plus (d) an amount equal to the net worth of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary, in each case after December 31, 2004.

       (p) Section 8.01 of the Credit Agreement is hereby amended by adding a new clause (l) thereto to read as follows:

       (l) Internal Control Event. There occurs any Internal Control Event.

       (q) Schedule 2.01 is hereby amended to be in the form of Schedule 2.01 to this Sixth Amendment, and the Commitment and Pro Rata Share of each Lender, after giving effect to this Sixth Amendment, is set forth on such Schedule 2.01.

       (r) Exhibit D to the Credit Agreement, the Compliance Certificate, is hereby amended to be in the form of Exhibit D to this Sixth Amendment.

       2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

       (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

       (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

       (c) (i) the Borrower has full power and authority to execute and deliver this Sixth Amendment, the Revolving Loan Note payable to the order of KeyBank (the “KeyBank Note”), the replacement Revolving Loan Note payable to the order of each Lender whose Commitment has been amended pursuant to this Sixth Amendment (the “Replacement Notes”), (ii) this Sixth Amendment, the KeyBank Note and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this Sixth Amendment, the KeyBank Note, the Replacement Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

       (d) neither the execution, delivery and performance of this Sixth Amendment, the KeyBank Note, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of their properties are subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower or any Guarantor) is required for (i) the execution, delivery or performance by the Borrower of this Sixth Amendment, the KeyBank Note or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this Sixth Amendment.

     3. CONDITIONS TO EFFECTIVENESS. This Sixth Amendment shall be effective as of April 29, 2005, subject to satisfaction or completion of the following:

     (a) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by all of the Lenders;

     (b) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Sixth Amendment, the KeyBank Note and the Replacement Notes;

     (d) the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d) and (e) of this Sixth Amendment;

     (e) the Administrative Agent shall have received a duly executed (i) KeyBank Note and (ii) Replacement Note for each Lender whose Commitment is being amended by this Sixth Amendment;

     (f) the Administrative Agent shall have received an amendment fee in immediately available funds for the account of (i) KeyBank in an amount equal to the product of (x) 0.35% and (y) KeyBank’s Commitment and (ii) each other Lender in an amount equal to the product of (x) 0.20% and (y) each Lender’s Commitment, after giving effect to this Sixth Amendment; and

     (g) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

     4. PAYMENTS BY LENDERS. Upon the effective date of this Sixth Amendment, each Lender shall, to the extent necessary, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the reduction of outstanding Revolving Loans held by the Lenders, to cause the principal amount of Revolving Loans outstanding made by each Lender to be in the amount of its Pro Rata Share (after giving effect to this Sixth Amendment) of all outstanding Revolving Loans. The Borrower hereby irrevocably authorizes each Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Revolving Loans held by the other Lenders. If, as a result of the repayment of Revolving Loans provided for in this Section 4, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 to the extent a Eurodollar Rate Loan is paid on other than the last day of an Interest Period as a result thereof. Upon the effective date of this Sixth Amendment, KeyBank, shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share (after giving effect to this Sixth Amendment).

     5. ADDITION OF KEYBANK. The parties hereto agree that the provisions of Section 10.07 of the Credit Agreement shall not be applicable to the addition of KeyBank pursuant to this Sixth Amendment. KeyBank represents and warrants to the Administrative Agent as follows:

     (a) it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and it is an Eligible Assignee;

     (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Sixth Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Sixth Amendment and the other Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

     (c) under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to it under any Loan Document, and no tax forms described in Section 10.15 of the Credit Agreement are required to be delivered by it; and

     (d) it has received and reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Sixth Amendment and become a party to the Credit Agreement. It has independently and without reliance upon the Administrative Agent or any other Person, and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Sixth Amendment and become a party to the Credit Agreement. It will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

     6. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     8. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Sixth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Sixth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

     9. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Sixth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     10. GOVERNING LAW; BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

     11. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Sixth Amendment is executed as of the date first set forth above.

MERITAGE HOMES CORPORATION
By:	/s/ Larry W. Seay
	Name:	Larry W. Seay
	Title:	Chief Financial Officer

GUARANTY BANK, as Administrative Agent
By:	/s/ Sam A. Meade
	Name:	Sam A. Meade
	Title:	Senior Vice President

GUARANTY BANK, as a Lender and Swing Line Lender
By:	/s/ Sam A. Meade
	Name:	Sam A. Meade
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender and Documentation Agent
By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and Syndication Agent
By:	/s/ Kent A. Kaiser
	Name:	Kent A. Kaiser
	Title:	Senior Vice President

WELLS FARGO BANK ARIZONA NATIONAL ASSOCIATION, as a Lender
By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Adrian B. Montero
	Name:	Adrian B. Montero
	Title:	Vice President

CALIFORNIA BANK AND TRUST, as a Lender
By:	/s/ Stephanie L. Lantz
	Name:	Stephanie L. Lantz
	Title:	VP

COMPASS BANK, as a Lender
By:	/s/ Steve J. Heslep
	Name:	Steven J. Heslep
	Title:	Senior Vice President

COMERICA BANK, as a Lender
By:	/s/ Casey L. Ostrander
	Name:	Casey L. Ostrander
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to SouthTrust Bank, as a Lender
By:	/s/ /William Scargle
	Name:	William Scargle
	Title:	Vice President

KEYBANK, NATIONAL ASSOCIATION., as a Lender
By:	/s/ Daniel L. Silbert
	Name:	Daniel L. Silbert
	Title:	Vice President

ACKNOWLEDGED AND AGREED TO: MONTEREY HOMES ARIZONA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MONTEREY HOMES CONSTRUCTION, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF ARIZONA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CROSSING, LLC
By:	Meritage Homes of Arizona, Inc.,
its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES CONSTRUCTION, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE PASEO CONSTRUCTION, LLC
By:	Meritage Homes Construction, Inc.,
its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY/MONTEREY HOMES L.P.
By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOLDINGS, L.L.C.
By:	Legacy/Monterey Homes L.P., its Sole
Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY OPERATING COMPANY, L.P.
By:	Meritage Holdings, L.L.C.,
its General Partner

By:	Legacy/Monterey Homes L.P.,
its Sole Member

By:	MTH-Texas GP, Inc.,
its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

HULEN PARK VENTURE, LLC
By:	Legacy Monterey Homes L.P.,
its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS GP II, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-TEXAS LP II, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH HOMES-TEXAS, L.P.
By:	MTH-Texas GP II, Inc.,
its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF CALIFORNIA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-HOMES NEVADA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH-CAVALIER, LLC
By:	Monterey Homes Construction, Inc., its
Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MTH GOLF, LLC
By:	Meritage Homes Construction, Inc.,
its Sole Member

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

LEGACY-HAMMONDS MATERIALS, L.P.
By:	Meritage Holdings, L.L.C., its General
Partner

By:	Legacy/Monterey Homes L.P., its Sole
Member
By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF COLORADO, INC..
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

MERITAGE HOMES OF FLORIDA, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

CALIFORNIA URBAN BUILDERS, INC.
By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary

CALIFORNIA URBAN HOMES, LLC
By:	Meritage Homes of California, Inc., its Sole
Member and Manager

By:	/s/ Larry W. Seay
Larry W. Seay
Vice President and Secretary